  EXHIBIT 10.5

AMENDMENT TO

COMMON STOCK PURCHASE WARRANT

This Amendment to Stock Purchase Warrant (the “Amendment”) of iCoreConnect, Inc., a Delaware corporation (“Company”) is entered into as of the date set forth on the signature page hereto, by and between the undersigned holder (the “Holder”) of the original Warrant as set forth on the signature page hereto (the “Warrant”).  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Warrant.

For good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Holder desire to amend the Warrant in the manner set forth below:

1. Amendments.

(a) The term “Initial Exercise Date” is hereby amended to mean on or after the date the Company’s shareholders approve the exercise of the Warrant pursuant to Listing Rule 5635(d).

2. Terms of Warrant. Except as explicitly amended or modified hereunder, the terms of the Warrant shall remain in full force and effect.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its conflicts of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives as of the date first written above.

COMPANY iCoreConnect, Inc.

By:
Name:
Title:

Date:

HOLDER HOLDER

By:
Name:
Title:

“Warrant” means: Initial Issue Date: Number of Warrant Shares:

Signature Page to the

Amendment to Common Stock Purchase Warrant

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